

ChromaDex®

August 2012

Investor Presentation

Disclaimers

Safe Harbor

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as our fiscal year 2012 revenue forecast, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the "2011 Annual Report"). Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2011 Annual Report. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Health Claims

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to treat, cure, prevent or mitigate any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

Disclaimers (continued)

Forecasts

All forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management's best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products.

Confidential information

All information contained in or disclosed in this document, hereinafter called 'Confidential Information", is proprietary to us. By accepting the material, the recipient agrees that this Confidential Information will be held in confidence, and will not be reproduced or transferred, either in whole or in part, without our prior written permission.

The recipient agrees that it will not disclose to any third party or use any Confidential Information disclosed to it by us except when expressly permitted in writing by us. Recipient also agrees that it will take all reasonable measures to maintain the confidentiality of all Confidential Information in its possession or control.

This overview is delivered solely as reference material with respect to our company. This document shall not constitute an offer to sell or the solicitation of an offer to buy securities in our company in any jurisdiction. The information herein is based on data obtained from sources believed to be reliable.

ChromaDex® At a Glance

- Founded 1999 by CEO Frank Jaksch
- Headquarters: Irvine, CA
- Analytical Laboratory: Boulder, CO
  - Acquired in April 2003 from NaPro BioTherapeutics
- Employees: Approximately 70
- Publicly-listed in 2008 (reverse merger)
- Symbol (Exchange): CDXC (OTCBB)



Irvine, CA



Boulder, CO

- Total Shares Outstanding – 92.6M (116.6M including warrants and options)
- 12-month trading range: $0.44 – $1.25
- 2011 Revenue $8.1M

ChromaDex® financing history & warrants

Financing history

Date	Financing type	Amount	Price	Investor(s)	Warrants
2008 March – August	Reverse Merger & PIPE – Common Stock	$4,215,086	$1.36 / share	Retail	• 1.72M shares common stock at $3.00 / share ($4.50 call) • 0.34M shares common stock at $1.36 / share
2010 May	PIPE – Common Stock	$3,674,998	$0.14 / share	High net-worth individuals led by The Frost Group	• 26.2M shares common stock at $0.21 / share
2012 February	Registered Direct & PIPE – Common Stock	$11,175,000 ($7.475M Registered Direct, $3.7M PIPE)	$0.75 / share	Retail & Institutional	None

Warrants outstanding

Granted in connection with:	Weighted Avg Exercise Price	Amount outstanding & exercisable	Weighted Avg Remaining Contractual Life (as of August 2012)
2008 Reverse Merger & PIPE	$3.00	1.72M	8 months
2010 PIPE	$0.21	7.80M	9 months
2012 Award to a Consultant	$0.75	0.25M	24 months
TOTAL	$0.71	9.77M	9 months

ChromaDex® Management Team

Frank Jaksch
CEO

- Founded ChromaDex in 1999
- Int'l Subsidiaries Manager at Phenomenex
- Expertise in analytical chemistry, product development

- B.S. Chemistry, Valparaiso
- Member, NSF Joint Committee for Dietary Supplements, American Chemistry Society, American Herbal Products Association

Tom Varvaro
CFO

- Previously CFO of Fast Heat
- Experience in Information Technology, Business Process Development, Accounting, Intellectual Property, Contract and Employment Law

---

- B.S. Accounting, University of Illinois
- Certified Public Accountant

Ann Deren-Lewis
VP Marketing

- Previously VP at Merz
- Leadership roles at Neutrogena, Genentech, Amgen, GlaxoSmithKline
- Responsible for marketing, sales, product development, and PR

- MBA, Duke University, Fuqua School of Business
- B.S. Accounting, Univ. of North Carolina, Wilmington

Mark Jost
VP Operations

- Previous roles - EVP, SION Power; Senior VP, NSF Int'l; leadership roles at Eagle Picher Industries
- Manages operations of ChromaDex legacy business

- B.S. Metallurgy & Material Science, Carnegie Mellon University

Sylesh Venkataraman
Laboratory Director

- Previously at Tapestry Pharmaceuticals
- Experience in process development & IP development
- Manages day-to-day operations of ChromaDex laboratory

- Ph.D., Organic Chemistry, Postdoc Research at SW Medical Center, Dallas
- Marketing Mgmt, Indira Gandhi National Open University

Tim Berthold
Bus. Dev. & Strategic Planning Director

- Previous roles:
  - McKinsey & Company
  - GE Energy
  - U.S. Navy
- Leads business development, strategic planning, business improvement initiatives

---

- MBA, Univ. of Pennsylvania, The Wharton School
- B.S., Aerospace Engineering, U.S. Naval Academy

ChromaDex Serves Large and Growing Markets

Legacy Business

- Natural product fine chemicals
- Analytical & chemistry-based services

Proprietary Products

Dietary Supplements
- 2010 Sales: $28.4B
- 2005–2010 CAGR: 7.4%

Functional Food & Beverages
- 2010 Sales: $38.3B
- 2005–2010 CAGR: 8.0%

ChromaDex

Animal Health
- 2008 Sales: $19.2B
- Expected CAGR: 5.0%

Cosmeceuticals
- 2010 U.S. Sales: $6.5B
- Expected CAGR: 5.8%

Pharmaceuticals
Proprietary product pipeline also has **licensing opportunities** in the pharmaceutical market

Source: Nutrition Business Journal; Vetnosis; Freedonia

ChromaDex

ChromaDex® is at an Inflection Point as it Commercializes its Pipeline of Proprietary Products and Grows the Legacy Business

Legacy Business

- Natural product fine chemicals for QC and R&D
- Analytical services – testing for identity, potency, safety of dietary supplements & food/beverage products



Sales of $6.1M in 2011 **13% CAGR since 2006**

Continues to expand customer base and offer new products & services to the natural products industry



Proprietary Products

- Ingredients for the dietary supplement, food & beverage, animal health, skin care, and pharmaceutical industries



Recent annual sales:

- 2009 – $0.6M
- 2010 – $1.2M
- 2011 – $2.0M



Differentiated offerings backed by intellectual property, clinical development, and proprietary manufacturing processes

ChromaDex®'s Legacy Business is a Premier Partner with the Natural Products Industry

Natural product fine chemicals



- Used for QA & R&D
- 3000+ Plant-based fine chemicals
- 800+ Botanicals
- Comprehensive collection of these in form of natural product libraries

Analytical & chemistry-based services



- Testing for identity, potency, safety
- Manufacturing R&D
- QA / QC & regulatory consulting

Dietary Supplements	Food & Beverage	Cosmeceuticals	Pharmaceuticals	Government, Univ, Research Institutions
NBTY	Cargill, Nestlé	ESTĒE LAUDER	Pfizer	FDA, USDA
HERBALIFE	KRAFT			Ole Miss

ChromaDex

The Legacy Business is Positioned for Growth

- Increased **consumer demand** – natural products industry expected to reach $243B by 2015[1]
- Increased **R&D by global blue-chip players** – e.g. Pepsi Global Nutrition Group, Nestle Health Sciences
- Increased **regulatory scrutiny** – FDA implementation of GMPs and increased auditing activity

The Legacy activities provide early identification of novel, **proprietary compounds** with health benefits

[1] Global Industry Analysts

The Legacy Business Brings Market Intelligence, Giving ChromaDex® a First-mover Advantage in Commercializing Proprietary Products

Partnerships & Relationships

lead to . . .

- Universities
- Research institutions
- Government
- Customers

Market Insights



which provide…

- Discoveries in natural products research
- Assessment of next-generation compounds

First-mover Advantage




Discover
Assess
Develop
Commercialize

- The "Development Platform" . . . to discover, assess, develop, and commercialize proprietary products



This Internal Development Platform Identifies, Develops, & Markets Novel Ingredients for Health

Discover → **Assess** → **Develop** → **Commercialize**



Through the Legacy Business, **discover novel compounds** with significant health potential



Assess compounds for strategic fit, commercial viability, clinical potential



Develop IP, clinical & regulatory paths, and supply chains to **create a differentiated offering**



Commercialize as novel ingredients in **multiple markets:**

- Dietary supplement
- Food & Beverage
- Animal Health
- Skin Care
- Pharma

ChromaDex

pTeroPure® is the first product to come out of the Development Platform

pTeroPure

pTeroPure® is ChromaDex-branded **pterostilbene**

- Pterostilbene is a **phytoalexin** (plant defense system) found naturally in blueberries
- A polyphenol with **high bioavailability** and a long half-life in the body as compared to resveratrol
- A proven compound offering safety and health benefits to consumers

  - Awarded Frost & Sullivan's 2010 "Most Promising Health Ingredient of the Year"
  - Self-affirmed GRAS[1] and launched in the Food & Beverage market; pursuing letter-of-no-objection with FDA
  - Supported by clinical and IP development

***pTeroPure®* is Incorporated into:**

Dietary supplements



Organic foods



- Organic Blueberry Granola bar
- Organic Date bar

Premium equine products

PLATINUM PERFORMANCE®

1 GRAS = Generally Recognized As Safe; requirement for inclusion in food & beverage products

ChromaDex

The Development Platform in action – pTeroPure® case study

2003 | 2008 | 2012

Discover → **Assess** → **Develop** → **Commercialize**

2003: Collaborates with USDA to provide reference standards for R&D

2003: Learns about USDA's research on pterostilbene, a novel compound found in blueberries, through relationship with researcher Dr. Agnes Rimando

2007-2009: Conducts scientific & market assessment of pterostilbene

2008: Begins evaluating USDA IP on pterostilbene

2009: Partners with manufacturer to achieve commercial-scale production of pterostilbene; licenses manufacturing patent

2010: Licenses USDA IP and launches pTeroPure, ChromaDex-branded pterostilbene, as a dietary supplement ingredient

2011: Launches BluScience, a breakthrough dietary supplement product line, to spark the market for pTeroPure

ChromaDex

ChromaDex has partnered with an industry leader to capitalize on the market for pTeroPure®

glanbia NUTRITIONALS

- Global ingredient and micronutrient premix company
- Will serve as exclusive distributor for pTeroPure® in North America to the food, beverage and dietary supplement industries
- Broad distribution will enable adoption of pTeroPure® across multiple product lines
- Partnership announced July 2012

pTeroPure®

ChromaDex

pTeroPure® Highlights

Clinical trial complete at the University of Mississippi

- Double-blind, randomized, placebo-controlled, IRB-reviewed
- Endpoints: cholesterol levels, triglycerides & blood pressure; oxidative stress markers, safety
- 80 patients, 4 arms. Eight-week duration of treatment
- Human Safety data released June 2012
- Anticipate efficacy data to be released in Q3 2012

ChromaDex patents pending:

- Non-melanoma skin cancer (jointly with U.C. Irvine) - *PENDING*
- Cholesterol in combination with statins – *PENDING*

Licenses to patents & patents pending

- Cholesterol (University of Mississippi) - *ISSUED*
- Oxidative stress / neuroprotection for cognitive function (University of Mississippi) - *PENDING*
- Anxiolytic activity (University of Mississippi) - *PENDING*
- Manufacturing process (exclusive partner Lauris Labs, FDA and TGA audited) - *PENDING*

pTeroPure® also has Significant Potential in Skin Care markets





Cosmeceutical Market

Science Overview

- Research demonstrates the ability to **inhibit skin damage & aging effects** caused by oxidative stress
- Lipophilic structure makes it potentially synergistic with common topical ingredients that effectively **cross the skin barrier**

The commercial opportunity:

- Wrinkle / fine-line reduction
- Acne inflammation reduction

Sun Care

The joint patent with UC Irvine:

*Pterostilbene shown to **re-activate UGT** and **inhibit pro-inflammatory markers** like COX-2*

Sun Care - OTC

- Potential to provide short-term **protection against sun damage** due to its effect on these pathways
- **General anti-inflammatory effects** also may help to mitigate sun damage

The commercial opportunity:

- Rising demand for effective sunscreens with **limited side effects**
- Sunscreens are an $800M[2] market in the U.S. alone

Sun Care - Rx

- *Pterostilbene shows potential **to prevent the progression of cancer** associated with these pathways*
- *Pterostilbene has also been shown to be **anti-carcinogenic** in melanoma skin cancer models*

The commercial opportunity:

- Nearly 2 million people diagnosed with non-melanoma skin cancer annually in the U.S. alone[1]
- Market size for non-melanoma skin cancer **exceeds $450M[1] but is underserved**

[1] PharmaVentures

[2] Frost & Sullivan



ChromaDex®'s Proprietary Products are at Various Stages of Development, Led by **pTeroPure®**

Compound	Applications	Manufacturing Patents	Use Patents	Supply	Clinical Development	Commercialization: Dietary Supplements	Commercialization: Food & Beverage	Commercialization: Animal Health	Commercialization: Skin Care
1 Pterostilbene (pTeroPure)	• Cholesterol • Blood pressure • Oxidative stress • Cognition • Non-melanoma skin cancer • Anti-anxiolytic	✓	✓	✓	◕ 1st study complete; awaiting data	✓	◔	◔	○
2 Anthocyanins (ProC3G, anthopure)	• Weight loss • Diabetes • Anti-aging	✓	◔	✓ ProC3G ◔ anthopure	○	◔	○	○	○
3 Nicotinamide Riboside	• Energy • Weight loss • Neuroprotection	✓	✓	◑	○	○	○	○	○

Next-generation products for multiple applications are in development

ChromaDex

2 Anthocyanins – ChromaDex®'s Next Product to Market



Overview

- Anthocyanins are compounds responsible for the **deep purple color** in berries, flowers, black rice and other botanicals
- Specific anthocyanins have been studied more extensively and have shown promising health benefits – e.g. **cyanidin-3-glucoside ("C3G")**

Potential Health benefits

- Weight Loss, Obesity
- Insulin resistance / diabetes
- Anti-aging

ProC3G™
Cyanidin-3-glucoside

anthopure technology

Status

- *ProC3G™* ChromaDex-branded 40% C3G (black rice extract), currently selling in the dietary supplement market
- License to SUNY Buffalo patent for manufacturing process of pure C3G via fermentation – development is underway for a new branded ingredient, AnthoPure™

ChromaDex



3 Nicotinamide Riboside – In Development


X4

Overview

- Nicotinamide Riboside (NR) is a compound naturally found in milk and shown to **boost nicotinamide adenine dinucleotide (NAD) levels**. NAD is a critical compound that enables cells to convert fuel to energy
- NR has potential to be a **next-generation Niacin** (Vitamin B3) and add to the portfolio of B-vitamin ingredients on the market for inclusion into multi-vitamins, energy drinks, meal replacements, and food & beverage products



Potential Health benefits

- Energy
- Weight loss
- Improved metabolism
- Neuroprotection





Status

- Patents:
  - Method-of-use patents from Dartmouth College
  - Manufacturing patents from Cornell Univ. and Dartmouth College
- Commercial-scale manufacturing development underway

ChromaDex

pTeroPure® is the key ingredient found in ChromaDex's retail brand, BlūScience


BlūScience
TrimBlū
Weight Management*
EternalBlū
Anti-aging Support*
HeartBlū
Healthy Heart Support*
MemoryBlū
Cognitive Support*
30 Servings
Natural Blueberry Flavor
No Water Needed
Blū2Go
Focus & Energy Melt*
pTeroPure
Dietary Supplement
60 Vegetarian Capsules

- Capsules and oral-dissolving melts
- 5 SKUs – anti-aging, heart-health, weight management, focus & energy melt, cognitive function
- Available at 7500 Walgreens locations, select CVS stores, through the pharmacy distributor McKesson, grocery chain Meijer, and online at drugstore.com
- Social media, on-line, and print and media campaign underway

ChromaDex

ChromaDex® In Summary

Proprietary Products

- First proprietary product pTeroPure® pterostilbene
- ProC3G™ & AnthoPure™ Anthocyanins
- Nicotinamide Riboside (NR)

Development Platform

- Legacy business provides market intelligence for the identification of proprietary products
- Development of IP, regulatory paths, and supply chains leads to commercialization across billion-dollar markets

Legacy Business

- Provides QA & research support to industry, government, and research institutions
- Fuels pipeline of proprietary products

Contact Information

ChromaDex, Inc.

10005 Muirlands Blvd., Suite G
Irvine, CA 92618
Phone: +1-949-419-0288
Fax: +1-949-419-0294
www.chromadex.com

Investor Relations

Bob Prag, President
The Del Mar Consulting Group, Inc.
Phone: 858.794.9500
bprag@delmarconsulting.com

Scott Wilfong, President
Alex Partners, LLC
Phone: 425.242.0891
scott@alexpartnersllc.com

Shareholder Summary

Shareholder	Number of Shares	Percent Ownership
Dr. Phillip Frost	15,252,937	16.47%
Opko Health, Inc.	1,833,333	1.98%
Frank L. Jaksch Jr.	7,993,320	8.63%
Barry Honig	7,731,316	8.35%
Michael Brauser	4,459,924	4.81%
Other Directors and Officers	989,214	1.07%
SUBTOTAL	38,260,044	41.30%